UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2022

CELULARITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38914	83-1702591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Park Ave, Florham Park, NJ	07932
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 768-2170

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CELU	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	CELUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

In the first quarter of 2022, Celularity Inc. (the “Company”) submitted an Investigational New Drug Application (“IND”) to investigate CYCART-19 for treatment of B-cell malignancies. On April 29, 2022, the Company received an e-mail notification from the United States Food and Drug Administration (the “FDA”) that it will be seeking additional information before the Company can proceed with the planned Phase 1/2 clinical trial. The Company expects to receive formal written communication with additional information from the FDA by late May and plans to work with the FDA in an effort to resolve its questions as promptly as possible. Accordingly, the Company expects to commence the trial in the second half of 2022, assuming clearance of the IND.

Cautionary Notice Regarding Forward-Looking Statements

Various statements in this Current Report on Form 8-K concerning the Company’s future expectations, plans and prospects, including without limitation, the Company’s expectations with respect to the timing of the planned Phase 1/2 clinical trial, may constitute forward-looking statements for the purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee such outcomes. The forward-looking statements included in this Current Report on Form 8-K are subject to a number of risks, uncertainties and assumptions, including, without limitation, the expected timing of review by governmental authorities. These statements are based only on facts currently known by the Company and speak only as of the date of this Current Report on Form 8-K. As a result, you are cautioned not to rely on these forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2022	CELULARITY INC.

By: /s/ Keary Dunn
Name: Keary Dunn
Title: General Counsel